SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                       _______________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 or 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934



 Date of report (Date of earliest event reported):
                   October 6, 2003

           Atlantic Coast Airlines Holdings, Inc.
     (Exact Name of Registrant as Specified in Charter)



              Delaware      0-21976     13-3621051
              (State or   (Commission      (IRS
                Other         File       Employer
            Jurisdiction    Number)    Identification No.)
                 of
            Incorporation)


   45200 Business Court, Dulles, VA                  20166
   (Address of Principal Executive Offices)     (Zip Code)


 Registrant's telephone number, including area code:  (703)
                          650-6000


                             N/A
    (Former Name or Former Address, if Changed Since Last
                           Report)

Item 9.   Regulation FD Disclosure.

On  October 6, 2003, Atlantic Coast Airlines Holdings,  Inc.
(ACA) (NASDAQ/NM: ACAI) issued a news release concerning its Response to Unsolicited Offer By Mesa Air Group, a copy of which is attached hereto as Exhibit 99 and incorporated into this Item 9 by reference.

Statements in this press release and by company executives regarding the proposal received by the Company from Mesa Air Group, Inc. and other matters may contain forward-looking information about the Company. A number of risks and uncertainties exist which could cause the Company's actual performance to differ materially from information provided by the Company or its executives. These risks and uncertainties include, among others, the costs of reviewing and responding to the unsolicited offer, and other impacts of the offer on the Company's operations. Other risks and uncertainties relating to the Company's business and operations include those referred to in the Company's report on Form 10-Q for the quarter ended June 30, 2003.



                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ATLANTIC COAST AIRLINES
                              HOLDINGS, INC.




Date:  October 6, 2003        By:     /S/ David W. Asai
                              David W. Asai
                              Vice President, Chief
                              Accounting Officer